UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

LYNDEN ENERGY CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-55301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1200 888 Dunsmuir Street Vancouver, British Columbia		V6C 3K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (604) 629-2991

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 25, 2014, Lynden USA Inc. (the “Borrower”), a wholly-owned subsidiary of Lynden Energy Corp. (the “Company”), entered into an Eleventh Amendment to Credit Agreement (the “Eleventh Amendment”) with Texas Capital Bank, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders party thereto, which amended certain terms of the Credit Agreement, dated August 29, 2011, among the Borrower, the Administrative Agent, and certain other lenders party thereto, as amended (the “Credit Agreement”). Principally, the Eleventh Amendment increased the borrowing base under the revolving credit facility from $32,000,000 to $40,000,000. For periods ending on or after December 31, 2014, the Eleventh Amendment also requires the Borrower to deliver financial statements prepared in accordance with U.S. generally accepted accounting principles.

The foregoing description of the Eleventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Eleventh Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On June 4, 2015, the Borrower entered into an Twelfth Amendment to Credit Agreement (the “Twelfth Amendment”) with the Administrative Agent and certain other lenders party thereto, which amends the Credit Agreement. Principally, the Twelfth Amendment decreases the borrowing base under the revolving credit facility from $40,000,000 to $37,500,000.

The foregoing description of the Twelfth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Twelfth Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	– Eleventh Amendment to Credit Agreement, dated November 25, 2014, between Lynden USA Inc., Texas Capital Bank, N.A. as administrative agent, and certain other lenders party thereto.

Exhibit 10.2	– Twelfth Amendment to Credit Agreement, dated June 4, 2015, between Lynden USA Inc., Texas Capital Bank, N.A. as administrative agent, and certain other lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNDEN ENERGY CORP.

By:	/s/ Colin Watt
Colin Watt
President, Chief Executive Officer, Corporate Secretary and Director

Dated: June 24, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	—	Eleventh Amendment to Credit Agreement, dated November 25, 2014, between Lynden USA Inc., Texas Capital Bank, N.A. as administrative agent, and certain other lenders party thereto.

10.2	—	Twelfth Amendment to Credit Agreement, dated June 4, 2015, between Lynden USA Inc., Texas Capital Bank, N.A. as administrative agent, and certain other lenders party thereto.